UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 20, 2008



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On  February  20,  2008,  we  issued a press  release  announcing  that TUV
Rheinland Group, an independent international service company that documents product safety and quality, has confirmed that our Power Pack meets the requirements needed to apply the CE mark, including the IEC 62282-6-1 standard for micro fuel cell power systems, demonstrating that the Power Pack is compliant with the directives and standards required by the European Union.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------

      99.1            Press Release dated February 20, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2008


                                        MEDIS TECHNOLOGIES LTD.



                                        By:    /s/ Howard Weingrow
                                            ------------------------------------
                                             Name:  Howard Weingrow
                                             Title:  Deputy Chairman and
                                                     Chief Operating Officer